EXHIBIT 99.1

U.S. Foreign Patents and Patent Applications

The patents and intellectual property acquired refers to the patents acquired for development of the micro-perforated balloon catheter system for use in treatment of restenosis associated with hemodialysis, in addition to other patents and reflect the patents valued in the third party fair market valuation of the assets acquired. These patents are outlined below and reflected in the Agreement and Plan of Merger attached as Exhibit 10.01 to this Form 10.

NANOTUBE-REINFORCED BALLOONS FOR DELIVERING PATENTS

1	US 8187221 - THERAPEUTIC AGENTS WITHIN OR BEYOND THE WALL OF BLOOD VESSELS, AND METHODS OF MAKING AND USING SAME
2	JP 5481479 - THERAPEUTIC AGENTS WITHIN OR BEYOND THE WALL OF BLOOD VESSELS, AND METHODS OF MAKING AND USING SAME
3	EP 9771434.9 - THERAPEUTIC AGENTS WITHIN OR BEYOND THE WALL OF BLOOD VESSELS, AND METHODS OF MAKING AND USING SAME
4	CN 200980134724.2 - THERAPEUTIC AGENTS WITHIN OR BEYOND THE WALL OF BLOOD VESSELS, AND METHODS OF MAKING AND USING SAME

IRIS FILTER-SHEATH CATHETER SYSTEM FOR EMBOLISM PROTECTION PATENTS

1	US 8728113 - INTERVENTIONAL CATHETER FOR RETROGRADE USE HAVING EMBOLIC PROTECTION CAPABILITY AND METHODS OF USE
2	US 8257384 - INTERVENTIONAL CATHETER FOR RETROGRADE USE HAVING EMBOLIC PROTECTION CAPABILITY AND METHODS OF USE
3	US 7837702 - INTERVENTIONAL CATHETER FOR RETROGRADE USE HAVING EMBOLIC PROTECTION CAPABILITY AND METHODS OF USE
4	EP 6847981.5 - INTERVENTIONAL CATHETER FOR RETROGRADE USE HAVING EMBOLIC PROTECTION CAPABILITY AND METHODS OF USE

APPARATUS AND METHODS FOR RENAL STENTING PATENTS

1	US 8702744 - APPARATUS AND METHODS FOR RENAL STENTING
2	EP 6770151.6 - APPARATUS AND METHODS FOR RENAL STENTING
3	AU 2006244070 - APPARATUS AND METHODS FOR RENAL STENTING
4	JP 4990887 - APPARATUS AND METHODS FOR RENAL STENTING

METHODS AND APPARATUS FOR TREATING AN INJURED NERVE PATHWAY PATENTS
1	US 7842304 - METHODS AND APPARATUS FOR TREATING AN INJURED NERVE PATHWAY
2	US 8603512 - METHODS AND APPARATUS FOR TREATING AN INJURED NERVE PATHWAY

SYSTEMS AND METHODS FOR ATRAUMATIC IMPLANTATION OF BIO-ACTIVE AGENTS PATENTS

1	US 7632262 - SYSTEMS AND METHODS FOR ATRAUMATIC IMPLANTATION OF BIO-ACTIVE AGENTS
2	US 8377032 - SYSTEMS AND METHODS FOR ATRAUMATIC IMPLANTATION OF BIO-ACTIVE AGENTS
3	EP 9736537.3 - SYSTEMS AND METHODS FOR ATRAUMATIC IMPLANTATION OF BIO-ACTIVE AGENTS
4	EP 5773060.8 - SYSTEMS AND METHODS FOR ATRAUMATIC IMPLANTATION OF BIO-ACTIVE AGENTS
5	EP 11150671.3 - SYSTEMS AND METHODS FOR ATRAUMATIC IMPLANTATION OF BIO-ACTIVE AGENTS
6	AU 2005274775 - SYSTEMS AND METHODS FOR ATRAUMATIC IMPLANTATION OF BIO-ACTIVE AGENTS
7	CN 2573844 - SYSTEMS AND METHODS FOR ATRAUMATIC IMPLANTATION OF BIO-ACTIVE AGENTS
8	JP 4774403 - SYSTEMS AND METHODS FOR ATRAUMATIC IMPLANTATION OF BIO-ACTIVE AGENTS

1

APPARATUS AND METHODS FOR TREATING TISSUE USING PASSIVE INJECTION SYSTEMS PATENTS

1	US 7338471 - APPARATUS AND METHODS FOR TREATING TISSUE USING PASSIVE INJECTION SYSTEMS
2	US 7862551 - APPARATUS AND METHODS FOR TREATING TISSUE USING PASSIVE INJECTION SYSTEMS
3	AU 2005274774 - APPARATUS AND METHODS FOR TREATING TISSUE USING PASSIVE INJECTION SYSTEMS
4	JP 4934029 - APPARATUS AND METHODS FOR TREATING TISSUE USING PASSIVE INJECTION SYSTEMS
5	GB & FR 1773440 - APPARATUS AND METHODS FOR TREATING TISSUE USING PASSIVE INJECTION SYSTEMS
6	DE 602005030269.7 - APPARATUS AND METHODS FOR TREATING TISSUE USING PASSIVE INJECTION SYSTEMS
7	CA 2574089 - APPARATUS AND METHODS FOR TREATING TISSUE USING PASSIVE INJECTION SYSTEMS

IMPLANTABLE DEVICE FOR TREATING DISEASE STATES AND METHODS OF USING SAME PATENTS

1	US 7651696 - IMPLANTABLE DEVICE FOR TREATING DISEASE STATES AND METHODS OF USING SAME

METHODS AND APPARATUS FOR TREATING INFARCTED REGIONS OF TISSUE FOLLOWING PATENTS

1	US 7819856 - ACUTE MYOCARDIAL INFARCTION
2	US 8062283 - ACUTE MYOCARDIAL INFARCTION

APPARATUS FOR THE DELIVERY OF DRUGS OR GENE THERAPY PATENTS

1	US 7648495 - INTO A PATIENT'S VASCULATURE AND METHODS OF USE

INVENTORY SPARING CATHETER SYSTEM

1	CA 2739841 - INVENTORY SPARING CATHETER SYSTEM
2	CN 200980149617.7 - INVENTORY SPARING CATHETER SYSTEM

2